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                                   EXHIBIT 32

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Roy W. Spradlin, Chairman, President, and CEO of U.S. Physical Therapy, Inc. (the "Company") and Lawrance W. McAfee, Chief Financial Officer of the Company, certify that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/ Roy Spradlin
                             ---------------------------------
                             Name: Roy W. Spradlin
                             Title: Chairman, President and CEO
                             Date: November 13, 2003

                             /s/ Lawrance W. McAfee
                             ------------------------------------
                             Name: Lawrance W. McAfee
                             Title: Chief Financial Officer
                             Date: November 13, 2003

This certification is made solely pursuant to the requirement of Section 1350 of 18 U.S.C., and is not for any other purpose.

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